SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       July 23, 1997



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 5.  OTHER EVENTS

     Tellabs, Inc. (the "Company") issued a letter to stockholders through the Company's website at www.tellabs.com discussing second quarter results. A copy of this letter is attached hereto as Exhibit
20.2 and incorporated herein by reference.

     Also attached hereto as Exhibit 20.3 is a copy of the Company's 1997 second quarter news release, which is incorporated into Exhibit 20.2.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

         Exhibit 20.2 - Letter to Stockholders for Second Quarter
         (including graphs depicting comparisons of the Company's gross profit margin, book value per share, and return on equity for fiscal years 1993 - 1996 and year-to-date results for 1997 which have been omitted from this filing).

         Exhibit 20.3 - 1997 Second Quarter News Release


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TELLABS, INC.



July 23, 1997                      s\ J. Peter Johnson
                                      ----------------

                                      J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer








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